INDEX TO EXHIBITS

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                                                                 SEQUENTIALLY
EXHIBIT                                                          NUMBERED
NUMBER         EXHIBITS                                          PAGE
- ---------      --------                                          ------------
 2(a)          Purchase Agreement dated November 6, 1985,
               among the Company, its
               utility
               subsidiaries and Topeka Group Incorporated, including as exhibits thereto the form of Deltona Warrant, the form of Utility
               Subsidiary Warrant and the form
               of Security Agreement. Incorporated herein by reference to Exhibit 2(a) to the Company's Quarterly Report on Form 10-Q for the quarter ended September
               30, 1985.

 2(b) Stock Redemption and Stock Purchase Agreement dated November 8, 1985, by and among the Company, its utility subsidiaries and Topeka Group Incorporated, including as an exhibit the specimen Articles of Amendment of Deltona
               Utilities, Inc. Incorporated herein by reference to Exhibit 2(b) to the
               Company's Quarterly Report on Form 10-Q for the
                quarter ended September 30,
               1985.

 2(c)          Agreement dated November 17, 1987 modifying the
               November 6, 1985 Purchase
               Agreement among the Company, its utility subsidiaries and Topeka Group,
               Incorporated, including as an exhibit thereto a specimen Amended Stock
               Redemption and Stock Purchase Agreement
               by and among the Company, its utility
               subsidiaries and Topeka Group, Incorporated.*

 3(a)          Restated Certificate of Incorporation and
               Certificate of Designation,
               Preferences and Rights relating to the
               Series A Cumulative Preferred Stock of
               the Company.*

 3(b)          By-laws of the Company. ++

 4(a)          Fifth Amended and Restated Credit and
               Security Agreement dated as of March
               25, 1987, between the Company, certain
               subsidiaries of the Company, Citibank,
               N.A., and certain other banks.
               Incorporated herein by reference
               to Exhibit 4(a) to the Company's
               Quarterly Report on Form 10-Q for the quarter ended
               March 27, 1987.

 4(b)          Modification Agreement, dated June 30,
               1988, to Exhibit 4(b).  Incorporated
               by reference to Exhibit 4 to Company's
               Quarterly Report on Form 10-Q for the
               quarter ended June 24, 1988.

 4(c)          Extension of Maturity Date, dated January
               30, 1989, to Exhibit 4(b).***

 4(d)          Extension of Maturity Date, dated January
               31, 1990, to Exhibit 4(b).****

 4(e) Conveyance Agreement between the Company, certain subsidiaries of the
               Company, Citibank, N.A., and certain other banks.
               Incorporated herein by
               reference to Exhibit 4 to the Company's
               Quarterly Report on Form 10-Q for the
               quarter ended September 27, 1991.

 4(f)          Sixth Amended and Restated Credit and
               Security Agreement dated as of June 18,
               1992, between the Company, certain
               subsidiaries of the Company, Citibank,
               N.A., and certain other banks, including therewith the Receivables Sharing
               Agreement and the form of Warrant
               issued to the banks.++

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                                                                    SEQUENTIALLY
EXHIBIT                                                             NUMBERED
NUMBER          EXHIBITS                                            PAGE
- ---------       --------                                            ------------

 4(g)          Option granted to Selex Sittard B.V.,
               dated June 19, 1992.  Incorporated by
               reference to Exhibit 4 to Company's
               Quarterly Report on Form 10-Q for the
               quarter ended June 26, 1992.

 4(h)          Waiver and Relinquishment by Selex
               Sittard B.V., dated September 14, 1992, as to certain shares under option pursuant to that Option granted Selex Sittard
               B.V. on June 19, 1992.  Incorporated by
               reference to Exhibit 4 to Company's
               Quarterly Report on Form 10-Q for the
               quarter ended September 25, 1992.

 4(i)          Seventh Amendment to Credit and Security
               Agreement dated December 2, 1992 by
               and among Yasawa Holding, N.V., the Company and certain subsidiaries of the
               Company. +++

 4(j) Warrant Exercise and Debt Reduction Agreement dated December 2, 1992 by and between the Company and Yasawa Holding, N.V. +++

 4(k) Loan Agreement dated April 30, 1993 between the Company and Selex
               International B.V., including therewith the
               Mortgage and Note entered into
               pursuant thereto. Incorporated herein by reference to Exhibit 4 to the
               Company's Quarterly Report on Form 10-Q for the quarter ended March 26, 1993.

 4(l)          Loan Agreement dated July 14, 1993 between the
               Company and Selex
               International B.V, including therewith the
               Mortgage and Note entered into
               pursuant thereto. Incorporated herein by reference to Exhibit 4 to the
               Registrant's Quarterly Report on Form 10-Q dated June 25, 1993.

  4(m)         First, Second, Third, Fourth and Fifth
               Amendments to Loan Agreement dated
               July 14, 1993 between the Registrant and Selex
               International B.V.
               Incorporated herein by reference to Exhibit 4 to the Registrant's Report on
               Form 8-K dated February 17, 1994.

10(a) Employment Agreement dated June 15, 1992 between the Company and Earle D. Cortright, Jr.++

10(b) Employment Agreement dated November 1, 1988 between the Company and Michelle R. Garbis.**

10(c) Agreement dated June 15, 1992 extending the Employment Agreement dated November 1, 1988, as amended, between the Company and Michelle R. Garbis.++

10(d) Employment Agreement dated February 28, 1992 between the Company and David M.
               Harden and amendment thereto dated June 15, 1992.++

10(e) Employment Agreement dated June 15, 1992 between the Company and Sharon J. Hummerhielm. ++

10(f) Employment Agreement dated June 15, 1992 between the Company and Charles W. Israel.++

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                                                                 SEQUENTIALLY
EXHIBIT                                                            NUMBERED
NUMBER         EXHIBITS                                              PAGE
- ---------      --------                                          ------------
10(g)          Letter Agreement dated October 26, 1988
               between the Company and Stephen J.
               Diamond. **

10(h)          1982 Employees' Incentive Stock Option Plan.
               Incorporated herein by
               reference to Exhibit 4(g) to Company's
               Registration Statement on Form S-8,
               registration number 2-78904.

10(i)          Annual Executive Bonus Plan adopted by the
               Company on November 13, 1986.
               Incorporated herein by reference to Exhibit
               10(x) to the Company's Annual
               Report on Form 10-K for the year ended
               December 26, 1986.

10(j)          1987 Stock Incentive Plan adopted by the
               Company on November 13, 1986,
               subject to the approval of the Company's stockholders. Incorporated herein by reference to Exhibit 10(y) to the Company's Annual Report on Form 10-K for the year ended December 26, 1986.

10(k)          Resolution of the Board of Directors of
               Company adopted February 25, 1987,
               amending the 1982 Employees' Incentive
               Stock Option Plan.  Incorporated
               herein by reference to Exhibit 10(d)
               to the Company's Annual Report on Form
               10-K for the year ended December 26, 1986.

10(l) Amendment to Annual Executive Bonus Plan, as adopted by the Company on October 20, 1988.**

10(m)          Amendment to 1987 Stock Incentive Plan,
               as adopted by the Company on October
               20, 1988.**

10(n)          Settlement Agreement, made and entered
               into by and between the National
               Audubon Society, Collier County
               Conservancy, Florida Audubon Society,
               Environmental Defense Fund, Florida
               Division of the Izaak Walton League,
               Department of Environmental Regulation
               of the State of Florida, the Board of
               Trustees of the Internal Improvement
               Trust Fund, the Department of Veteran
               and Community Affairs of the State of
               Florida, the South Florida Water
               Management District and Company dated
               July 20, 1982, and Agreement of
               Exchange executed pursuant thereto,
               dated March 24, 1984.  Incorporated
               herein by reference to Exhibit 10(c)
               to the Company's Quarterly Report on
               Form 10-Q for the quarter ended June 30, 1984.

10(o) Agreement, retroactive to June 19, 1992, amending the Employment Agreement dated June 15, 1992 between the Company and Earle D. Cortright, Jr.
               Incorporated herein by reference to
               Exhibit 10(o) to the Company's Annual
               Report on Form 10-K for the year ended
               December 31, 1993.

10(p)          Employment Agreement, effective July 15,
               1992, between the Company and Joseph
               Mancilla, Jr.  Incorporated herein by
               reference to Exhibit 10(p) to the
               Company's Annual Report on Form 10-K
               for the year ended December 31, 1993.

10(q)          Sale, Purchase, Repurchase and Servicing
               Agreement dated October 7, 1988
               between the Company and Morsemere
               Federal Savings Bank.**

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                                                                 SEQUENTIALLY
EXHIBIT                                                            NUMBERED
NUMBER         EXHIBITS                                              PAGE
- ---------      --------                                          ------------

10(r)          Agreement dated February 27, 1989
               between Company and Oxford Finance
               Companies, Inc.***

10(s)          Agreement dated February 7, 1990
               between Company and Oxford Finance
               Companies, Inc.****

10(t)          Promissory Note dated October 12,
               1990 from the Company to Empire of
               Carolina, Inc.+

10(u)          Settlement Agreement dated November
               6, 1989 between Company and Topeka Group
               Incorporated.  Incorporated herein by
               reference to Exhibit 10 to the
               Company's Quarterly Report on Form 10-Q
               for the quarter ended September 29,
               1989.

10(v)          Loan and Escrow Agreement dated June
               15, 1992 between Company and Selex
               Sittard B.V., including therewith the
               Mortgage and Mortgage Note entered into
               pursuant thereto.++

10(w)          Agreement dated June 12, 1992 between
               Company and The Oxford Finance
               Companies, Inc., including therewith
               the Collateral Trust Agreement entered
               into pursuant thereto.++

10(x)          The 1992 Deltona Consent Order, dated
               June 17, 1992, between Company and the
               State of Florida, Department of Business
               Regulation, Division of Florida Land
               Sales, Condominiums and Mobile Homes
               (the "Division"), including therewith
               the Escrow Agreement entered into pursuant thereto.++

10(y)          The St. Augustine Shores Restated
               Consent Order, dated June 17, 1992, between
               Company and the Division.++

10(z)          The Consent Order, dated June 15, 1992,
               between Company and the Division
               pertaining to ad valorem taxes on real estate.++

10(aa)         Agreement of Purchase and Sale dated
               December 2, 1992 between the Company and
               Scafholding, B.V. +++

10(bb)         Citrus Springs Joint Venture Agreement
               dated December 2, 1992 between the
               Company and Citony Development Corporation.+++

10(cc)         Agreement of Purchase and Sales dated December
               2, 1992 between the Company,
               Margolf Investments, Inc. and Five Points
               Title Service Co., Inc., as Escrow
               Agent.+++

10(dd)         Lease Agreement dated December 2, 1992 between
               Margolf as Landlord and the
               Company as Tenant.+++

10(ee)         Loan Agreement dated December 2, 1992 between
               Scafholding B.V. and the Company.+++

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                                                                 SEQUENTIALLY
EXHIBIT                                                            NUMBERED
NUMBER         EXHIBITS                                              PAGE
- ---------      --------                                          ------------

10(ff)         Employment Agreement, effective
               March 15, 1993, between the Company
               and Bruce M. Weiner.  Incorporated
               herein by reference to Exhibit 10(ff)
               to the Company's Annual Report on
               Form 10-K for the year ended December 31, 1993.

10(gg)         Agreement dated March 10, 1993
               between the Company and Charles Lichtigman concerning the sale of contracts and mortgages receivable. Incorporated herein by reference to Exhibit 10 to the Company's Quarterly Report on Form
               10-Q for the quarter ended March 26, 1993.

10(hh)         Agreement for Purchase and Sale
               of Land in St. Johns County, Florida dated
               March 8, 1994.  Incorporated herein by
               reference to Exhibit 10 to the
               Registrant's Report on Form 8-K dated February 17, 1994.

11             Statement of computation of net income (loss) per common share.

18 Letter dated March 22, 1991 from Deloitte & Touche regarding a change in the method of applying accounting principles or practices by Company.+

21             Subsidiaries of Company.

23             Consent of Deloitte & Touche.

27             Financial Data Schedule.


__________________________

* Incorporated by reference to such exhibit to Company's Annual Report on Form 10-K for the year ended December 25, 1987.

** Incorporated by reference to such exhibit to Company's Quarterly Report on Form 10-Q for the quarter ended September 23, 1988.

*** Incorporated by reference to such exhibit to Company's Annual Report on Form 10-K for the year ended December 30, 1988.

**** Incorporated by reference to such exhibit to Company's Annual Report on Form 10-K for the year ended December 29, 1989.

+ Incorporated by reference to such exhibit to Company's Annual Report on Form 10-K for the year ended December 28, 1990.

++ Incorporated by reference to such exhibit to Company's Annual Report on Form 10-K for the year ended December 27, 1991.

+++ Incorporated by reference to such exhibit to Company's Report on Form 8-K dated December 2, 1992.

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